UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2007

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.      Regulation FD Disclosure.

On November 13, 2007 at 8:50 a.m. (EST), Ronald E. Logue, Chairman and Chief Executive Officer of State Street Corporation (the “Company”), will speak at the Merrill Lynch Banking and Financial Services Conference. The conference slides that Mr. Logue will present are furnished herewith as Exhibit 99.1. A live audio webcast and a recorded replay of the presentation will be accessible on the Company’s investor relations home page at www.statestreet.com/stockholder.

Item 9.01.       Financial Statements and Exhibits.

(d)   Exhibits.   Conference slides for the presentation by Mr. Logue at the Merrill Lynch Banking and Financial Services Conference on November 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ James J. Malerba
	Name:	James J. Malerba
	Title:	Senior Vice President and
Corporate Controller

Date: November 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference slides for the presentation by Mr. Logue at the Merrill Lynch Banking and Financial Services Conference on November 13, 2007.